        Morgan Stanley Variable Investment Series - Income Plus Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2008 - June 30, 2008

                                                                    Amount of       % of       % of
                                       Offering        Total          Shares       Offering    Funds
  Security     Purchase/    Size of    Price of      Amount of      Purchased     Purchased    Total                     Purchased
 Purchased    Trade Date   Offering     Shares        Offering       By Fund       By Fund     Assets      Brokers          From
------------ ------------ ---------- ----------- ----------------- ------------- ----------- --------- ------------   United      02/04/08        -     $98.475000  $1,100,000,000.00   2,020,000     0.18%       0.58%   Banc of          Citigroup
   Health                                                                                              America
   Group                                                                                               Securities
    Inc.                                                                                               LLC, Citi,
   6.000%                                                                                              JPMorgan,
    due                                                                                                Deutsche Bank
 2/15/2018                                                                                             Securities,
                                                                                                       Bear Stearns &
                                                                                                       Co. Inc., Loop
                                                                                                       Capital
                                                                                                       Markets, LLC,
                                                                                                       Goldman, Sachs
                                                                                                       & Co., Merrill
                                                                                                       Lynch & Co.,
                                                                                                       Morgan
                                                                                                       Stanley,
                                                                                                       Lehman
                                                                                                       Brothers, The
                                                                                                       Williams
                                                                                                       Capital Group,
                                                                                                       L.P.

   United      02/04/08        -     $98.475000  $1,100,000,000.00   1,180,000     0.10%       0.33%   Banc of          Citigroup
   Health                                                                                              America
   Group                                                                                               Securities
    Inc.                                                                                               LLC, Citi,
   6.875%                                                                                              JPMorgan,
    due                                                                                                Deutsche Bank
 2/15/2038                                                                                             Securities,
                                                                                                       Bear Stearns &
                                                                                                       Co. Inc., Loop
                                                                                                       Capital
                                                                                                       Markets, LLC,
                                                                                                       Goldman, Sachs
                                                                                                       & Co., Merrill
                                                                                                       Lynch & Co.,
                                                                                                       Morgan
                                                                                                       Stanley,
                                                                                                       Lehman
                                                                                                       Brothers, The
                                                                                                       Williams
                                                                                                       Capital Group,
                                                                                                       L.P.

   Biogen      02/28/08        -     $99.184000  $550,000,000,00   2,410,000,.00    0.43%      0.72%   Goldman, Sachs   Merrill
 IDEC Inc.                                                                                             & Co., Banc of   Lynch & Co.
   6.875%                                                                                              America
    due                                                                                                Securities
  3/1/2018                                                                                             LLC, Citi,
                                                                                                       JPMorgan,
                                                                                                       Lehman
                                                                                                       Brothers,
                                                                                                       Merrill Lynch
                                                                                                       & Co., Morgan
                                                                                                       Stanley, UBS
                                                                                                       Investment Bank

   Oracle      04/01/08        -      $99.953    $2,500,000,000.00 1,675,000.00     0.06%      0.50%   Citi,            Citigroup
   Corp.                                                                                               Mitsubishi UFJ
 5.75% due                                                                                             Securities,
 4/15/2018                                                                                             Banc of
                                                                                                       America
                                                                                                       Securities
                                                                                                       LLC, BMO
                                                                                                       Capital
                                                                                                       Markets, HSBC,
                                                                                                       Merrill Lynch
                                                                                                       & CO., Credit
                                                                                                       Suisse, BNP
                                                                                                       PARIBAS, RBC
                                                                                                       Capital
                                                                                                       Markets, RBS
                                                                                                       Greenwich
                                                                                                       Capital,
                                                                                                       SCOCIETE
                                                                                                       GENERALE, UCI
                                                                                                       Capital
                                                                                                       Markets,
                                                                                                       Morgan
                                                                                                       Stanley,
                                                                                                       Mizuho
                                                                                                       Securities USA
                                                                                                       Inc., Wachovia
                                                                                                       Securities,
                                                                                                       Wells Fargo
                                                                                                       Securities,
                                                                                                       BNY Capital
                                                                                                       Markets, Inc.,
                                                                                                       Lehman Brothers

    XTO        04/15/08        -     $99.539000  $800,000,000.00    810,000.00     0.10%       0.24%   Lehman           Lehman
   Energy                                                                                              Brothers,        Brothers
    Inc.                                                                                               Banc of
  5.500%                                                                                               America
    due                                                                                                Securities
 6/15/2018                                                                                             LLC, BNP
                                                                                                       PARIBAS,
                                                                                                       Credit Suisse,
                                                                                                       Deutsche Bank
                                                                                                       Securities,
                                                                                                       Goldman, Sachs
                                                                                                       & Co.,
                                                                                                       Jefferies
                                                                                                       Company,
                                                                                                       JPMorgan,
                                                                                                       Morgan
                                                                                                       Stanley, RBS
                                                                                                       Greenwich
                                                                                                       Capital, Citi,
                                                                                                       Merrill Lynch
                                                                                                       & Co., BBVA
                                                                                                       Securities,
                                                                                                       BMO Capital
                                                                                                       Markets, BNY
                                                                                                       Capital
                                                                                                       Markets,
                                                                                                       Comerica
                                                                                                       Securities,
                                                                                                       Fortis
                                                                                                       Securities
                                                                                                       LLC, Lazard
                                                                                                       Capital
                                                                                                       Markets,
                                                                                                       Natixis
                                                                                                       Bleichroeder
                                                                                                       Inc., Piper
                                                                                                       Jaffray, Wells
                                                                                                       Fargo
                                                                                                       Securities,
                                                                                                       SunTrust
                                                                                                       Robinson
                                                                                                       Humphrey, UBS
                                                                                                       Investment
                                                                                                       Bank, Wachovia
                                                                                                       Securities

  General      04/16/08        -     $99.733000  $4,000,000,000.00 6,725,000.00     0.17%      0.83%   Banc of          Lehman
  Electric                                                                                             America          Brothers
  Capital                                                                                              Securities
   Corp.                                                                                               LLC, Goldman,
   Note                                                                                                Sachs & Co.,
   5.625%                                                                                              Lehman
    due                                                                                                Brothers Inc.,
  5/1/2018                                                                                             Morgan Stanley
                                                                                                       & Co.
                                                                                                       Incorporated,
                                                                                                       Castle Oak
                                                                                                       Securities,
                                                                                                       L.P., Blaylock
                                                                                                       Robert Van,
                                                                                                       LLC, Samuel A.
                                                                                                       Ramirez & Co.,
                                                                                                       Inc., Utendahl
                                                                                                       Capital Group,
                                                                                                       LLC, The
                                                                                                       Williams
                                                                                                       Capital Group,
                                                                                                       L.P.

    Dr.        04/25/08       -        $99.985   $1,200,000,000.00   975,000     0.08%         0.30%   Banc of          JPMorgan
   Pepper                                                                                              America          Securities
  Snapple                                                                                              Securities
   Group                                                                                               LLC, Goldman
 Inc. Note                                                                                             Sachs & Co.,
   6.820%                                                                                              JPMorgan
    due                                                                                                Securities,
  5/1/2018                                                                                             Morgan
                                                                                                       Stanley, UBS
                                                                                                       Securities
                                                                                                       LLC, BNP
                                                                                                       Paribas,
                                                                                                       Mitsubishi UFJ
                                                                                                       Securities
                                                                                                       Internat,
                                                                                                       Scotia Capital
                                                                                                       Inc., SunTrust
                                                                                                       Robinson
                                                                                                       Humphrey, TD
                                                                                                       Securities,
                                                                                                       Wachovia
                                                                                                       Securities Inc.

   Israel      05/01/08   $99.831000      -      $1,000,000,000.00 1,735,000.00     0.17%      0.53%   Citi,            Lehman
  Electric                                                                                             JPMorgan,        Brothers
 Corp. Ltd                                                                                             Merrill Lynch
   Note                                                                                                & Co., Lehman
   7.250%                                                                                              Brothers,
    due                                                                                                Morgan Stanley
 1/15/2019

  Newfield     05/05/08    $100.00        -      $600,000,000        265,000        0.04%      0.08%   JPMorgan, BMO    JPMorgan
Exploration                                                                                            Capital          Securities
  Co. Note                                                                                             Markets, RBS
 7.125% due                                                                                            Greenwich
 5/15/2018                                                                                             Capital, Banc
                                                                                                       of America
                                                                                                       Securities
                                                                                                       LLC, BBVA
                                                                                                       Securities,
                                                                                                       Fortis
                                                                                                       Securities
                                                                                                       LLC, Mizuho
                                                                                                       Securities USA
                                                                                                       Inc., Wedbush
                                                                                                       Morgan
                                                                                                       Securities
                                                                                                       Inc., CALYON,
                                                                                                       Morgan
                                                                                                       Stanley, Wells
                                                                                                       Fargo
                                                                                                       Securities,
                                                                                                       DnB NOR Markets

  Directv      05/07/08    $100.00        -      $1,500,000,000.00   1,230,000      0.08%      0.53%   Banc of          JPMorgan
  Holdings                                                                                             America          Securities
LLC/Directv                                                                                            Securities
   F Note                                                                                              LLC, Credit
 7.625% due                                                                                            Suisse,
 5/15/2016                                                                                             JPMorgan
                                                                                                       Securities,
                                                                                                       Morgan Stanley

  Harley-      05/15/08       -      $99.805000  $1,000,000,000.00  $1,135,000      0.11%      0.35%   Citigroup        Citigroup
  Davidson                                                                                             Glohal
  Funding                                                                                              Markets,
 Corp. Note                                                                                            Morgan Stanley
 6.800% due                                                                                            & Co. Inc.,
 6/15/2018                                                                                             Greenwich
                                                                                                       Capital
                                                                                                       Markets,
                                                                                                       JPMorgan, BNP
                                                                                                       Paribas
                                                                                                       Securiteis
                                                                                                       Corp.,
                                                                                                       Deutsche Bank
                                                                                                       Securities
                                                                                                       Inc., Wachovia
                                                                                                       Capital Markets

  HBOS PLC     05/15/08       -      $99.584000  $2,000,000,000.00 $1,675,000       0.08%      0.11%   Goldman, Sachs   Goldman
Note 6.750%                                                                                            & Co., Morgan    Sachs
    due                                                                                                Stanley,
 5/21/2018                                                                                             Lehman Brothers

  Starwood     05/16/08       -       $100.000   $400,000,000.00     840,000        0.21%      0.26%   Banc of          Banc of
  Hotels &                                                                                             America LLC,     America
  Resorts                                                                                              JPMorgan,
 World Note                                                                                            Morgan
 6.750% due                                                                                            Stanley,Merrill
 5/15/2018                                                                                             Lynch & Co.

Time Warner    06/16/08       -        $99.917   $2,000,000,000     1,410,000       0.07%       0.45%  Banc of          Banc of
 Cable Inc.                                                                                            America          America
Note 6.750%                                                                                            Securities
    due                                                                                                LLC, BNP
  7/1/2018                                                                                             PARIBAS,
                                                                                                       Morgan
                                                                                                       Stanley, RBS
                                                                                                       Greenwich
                                                                                                       Capital,
                                                                                                       Wachovia
                                                                                                       Securities,
                                                                                                       Barclays
                                                                                                       Capital, Citi,
                                                                                                       Daiwa
                                                                                                       Securities
                                                                                                       America Inc.,
                                                                                                       Goldman, Sachs
                                                                                                       & Co., Mizuho
                                                                                                       Securities USA
                                                                                                       Inc., Fortis
                                                                                                       Securities
                                                                                                       LLC
                                                                                                       Mitsubishi UFJ
                                                                                                       Securities,
                                                                                                       UBS Investment
                                                                                                       Bank, Deutsche
                                                                                                       Bank
                                                                                                       Securities,
                                                                                                       Lehman
                                                                                                       Brothers,
                                                                                                       Blayleck
                                                                                                       Robert Van,
                                                                                                       LLC, Cabrera
                                                                                                       Capital
                                                                                                       Markets, LLC,
                                                                                                       The Williams
                                                                                                       Capital Group,
                                                                                                       L.P.

  Thomson      06/17/08       -        $99.084   $1,000,000,000      345,000        0.03%      0.11%   Barclays         Banc of
  Reuters                                                                                              Capital,         America
   Corp.                                                                                               JPMorgan,        Securities
 6.500% due                                                                                            Morgan
 7/15/2018                                                                                             Stanley, RBS
                                                                                                       Greenwich
                                                                                                       Capital, Banc
                                                                                                       of America
                                                                                                       Securities
                                                                                                       LLC, Lehman
                                                                                                       Brothers,
                                                                                                       Merrill Lynch
                                                                                                       & Co., RBC
                                                                                                       Capital
                                                                                                       Markets, BMO
                                                                                                       Capital
                                                                                                       Markets, Citi,
                                                                                                       Deutsche Bank
                                                                                                       Securities,
                                                                                                       Goldman, Sachs
                                                                                                       & Co., HSBC,
                                                                                                       Standard
                                                                                                       Chartered
                                                                                                       Bank, TD
                                                                                                       Securities,
                                                                                                       UBS Investment
                                                                                                       Bank, Wachovia
                                                                                                       Securities

 Rio Tinto     06/24/08       -        $99.131   $1,750,000,000.00  1,050,000       0.06%      0.34%   Deutsche Bank    JPMorgan
Finance USA                                                                                            Securities,      Securities
  LTD Note                                                                                             JPMorgan,
 6.500% due                                                                                            Morgan
 7/15/2018                                                                                             Stanley,
                                                                                                       Credit Suisse,
                                                                                                       RBS Greenwich
                                                                                                       Capital,
                                                                                                       SOCIETE
                                                                                                       GENERALE, ANZ
                                                                                                       Securities,
                                                                                                       Banco Bilbao
                                                                                                       Vizcaya
                                                                                                       Argentaria,
                                                                                                       S.A., CALYON,
                                                                                                       Daiwa
                                                                                                       Securities
                                                                                                       America Inc.,
                                                                                                       Mitsubishi UFJ
                                                                                                       Securities
                                                                                                       International
                                                                                                       plc, Mizuho
                                                                                                       International
                                                                                                       plc